                                                                   Exhibit 10.19

                                ESCROW AGREEMENT


     This ESCROW AGREEMENT (this "Agreement") is entered into as of this ____
                                  ---------
day of ___________, 1997 among Security Capital Atlantic Incorporated, a Maryland corporation ("ATLANTIC"), Security Capital Markets Group Incorporated,
                       --------
a Delaware corporation ("Capital Markets Group") and The First National Bank of
                         ---------------------
Boston, as escrow agent (the "Bank").
                              ----

     WHEREAS, ATLANTIC has caused a Registration Statement on Form S-11 (File No. 333-27067) (the "Registration Statement") to be filed with the Securities
                     ----------------------
and Exchange Commission (the "Commission") under the Securities Act of 1933, as
                              ----------
amended (the "Act"), relating to a proposed distribution by ATLANTIC of
              ---
transferable subscription rights (the "Rights") and sale of newly issued shares
                                       ------
of common stock, par value $.01 per share (the "Shares"), of ATLANTIC upon the
                                                ------
exercise of such Rights or otherwise (the "Rights Offering");
                                           ---------------

     WHEREAS, ATLANTIC has caused the prospectus contained in the Registration Statement to be prepared and filed with the Commission under the Act (the

"Prospectus");
-----------

     WHEREAS, Capital Markets Group has been named as placement agent in connection with the proposed offering to third parties of Shares not subscribed for pursuant to the exercise of Rights;

     WHEREAS, in connection with the Rights Offering and pursuant to a Subscription Agency Agreement dated the date hereof between ATLANTIC and the Bank (the "Subscription Agency Agreement"), ATLANTIC has appointed the Bank as
           -----------------------------
subscription agent for the Rights Offering;

     WHEREAS, in compliance with the Placement Agent Agreement between ATLANTIC and Capital Markets Group (the "Placement Agent Agreement") and Rule 15c2-4
                                -------------------------
under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
                                                            ------------
ATLANTIC and Capital Markets Group propose to establish an escrow account with the Bank;

     WHEREAS, subscribers may subscribe for Shares prior to __________, 1997 (the "Expiration Date") by delivering to the Bank properly completed and duly
      ---------------
executed subscription forms (the "Subscription Forms") together with full
                                  ------------------
payment (the Subscription Forms accompanied by full payment are hereinafter collectively referred to as the "Subscriptions") in accordance with the
                                 -------------
Subscription Agency Agreement;

     WHEREAS, if the merger of Security Capital (Atlantic) Incorporated and SCG Realty Services Atlantic Incorporated with and into a wholly owned subsidiary of ATLANTIC (the "Merger") does not occur for any reason on or prior to _____________, 1997 (the "Closing Condition"), the Rights Offering will
                          -----------------
terminate and no Shares will be sold; and

     WHEREAS, the Bank has agreed to act as escrow agent in connection with the Rights Offering, pursuant to the terms and conditions of this Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto hereby agree as follows:

     SECTION 1.   Acting as Escrow Agent.  For a period commencing on the date
                  ----------------------
hereof and terminating on the Expiration Date, the Bank shall act as escrow agent and agrees to receive and disburse the proceeds from the sale of the Shares in accordance herewith.

     SECTION 2.   Escrow Account.  All moneys received by the Bank pursuant to
                  --------------
subscriptions in connection with the sale of the Shares shall be deposited in an escrow account to be established hereunder for this purpose by the Bank.

     SECTION 3.   Investment of Funds.  The Bank shall invest such funds
                  -------------------
deposited with it pursuant to Section 2 hereof in short-term bank time or demand deposits, short-term certificates of deposit (including certificates of deposit or demand deposits of the Bank), short-term United States government securities or other short-term United States government guaranteed money instruments and any other investment permitted under Rule 15c2-4 under the Exchange Act as directed by ATLANTIC to maximize the return on such funds; provided, however, that such investments shall be made in a manner permitting necessary funds to be available for transfer to ATLANTIC within three business days after the Expiration Date (the "Closing Time").
                      ------------

     SECTION 4.   Release of Funds after Rights Offering.  Upon receipt by the
                  --------------------------------------
Bank of instructions from ATLANTIC at the Closing Time, which instructions may be conveyed by telephonic or telegraphic means, the Bank shall pay to ATLANTIC such portion of the deposited funds then held in escrow as are specified in such instructions with interest on the deposited funds accrued from the date of deposit; provided, however, that no funds shall be paid pursuant to this Section 4 unless the Closing Condition shall have occurred. At the Closing Time, the Bank shall also return to subscribers such funds, if any, to be returned to subscribers as a result of a proration or as a result of such subscriber's subscription being rejected, in each case without interest and in accordance with the Subscription Agency Agreement. In lieu of liquidating investments made pursuant to Section 3 hereof (or payment of such funds), the Bank may transfer to ATLANTIC such portion of the instruments representing such investments as is specified in such instructions. The interest on the deposited funds paid to ATLANTIC will be deemed to be income to ATLANTIC and not part of the capital contribution of the subscribers, except if returned pursuant to Section 5 hereof.

     SECTION 5.   Release of Funds if Closing Condition Fails.  If the Closing
                  -------------------------------------------
Condition has not been satisfied by the Expiration Date, then the Bank shall: (a) so notify ATLANTIC and Capital Markets Group, (b) furnish to ATLANTIC and the Placement Agent a list containing the name and address of, the date of deposit of funds of, and the amount received from each subscriber whose funds have been deposited and (c) return the subscription funds theretofore received, with a pro rata share of any net interest actually earned thereon, to the subscribers as named. The Bank shall return

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

such funds to the subscribers not later than the first business day after the delivery of the notice required in clause (a) above, or as soon as possible thereafter.

     SECTION 6.   Release of Bank.  In the event that either (a) all the
                  ---------------
events contemplated by Section 4 hereof shall have occurred or (b) the Closing Condition shall not have been satisfied by the Expiration Date and all subscribers shall have been repaid the amounts provided for in Section 5 hereof, the Bank shall be relieved of all liabilities in connection with the escrow deposits provided for herein.


     SECTION 7.   Concerning the Bank; Indemnification.
                  ------------------------------------

     (a) ATLANTIC agrees to pay to the Bank compensation in accordance with the standard fee schedule of the Bank for such escrow funds. In the event that the Closing Time does not occur and the funds received are to be returned to the subscribers as contemplated by Section 5 hereof, such fee will be paid to the Bank by ATLANTIC on the date on which the Rights Offering is terminated.

     (b) ATLANTIC also agrees to indemnify and hold the Bank harmless against any losses, claims, damages, liabilities, costs or expenses (including reasonable fees and disbursements of legal counsel) which the Bank may incur or become subject to arising from or out of any claim or liability resulting from actions taken as Bank pursuant to this Agreement; provided, however, that such covenant and agreement does not extend to, and the Bank shall not be indemnified or held harmless with respect to, losses, claims, damages, liabilities, costs or expenses incurred or suffered by the Bank as a result, or arising out, of the Bank's negligence, misconduct, bad faith or breach of this Agreement. In connection therewith: (i) in no case shall ATLANTIC be liable with respect to any claim against the Bank unless the Bank shall have notified ATLANTIC in writing of the assertion of such claim against it or of any action commenced against it with respect to such claim, promptly after the Bank shall have notice of a claim or shall have been served with the summons or other legal process giving information as to the nature and basis of the claim; (ii) ATLANTIC shall be entitled to participate at its own expense in the defense of any suit brought to enforce any such claim and, if ATLANTIC so elects, it shall assume the defense of any such suit, in which event ATLANTIC shall not be liable for the fees and expenses of any additional counsel that the Bank may retain, so long as ATLANTIC shall retain counsel reasonably satisfactory to the Bank, in the exercise of the Bank's reasonable judgment, to defend such suit; and (iii) the Bank agrees not to settle any litigation in connection with any claim or liability with respect to which it may seek indemnification from ATLANTIC without the prior written consent of ATLANTIC.

     (c) The Bank shall be protected and shall incur no liability for or in respect of any action taken or omitted by it without negligence, misconduct, bad faith or breach of this Agreement in connection with its administration of this Agreement in reliance upon any document reasonably believed by it to be genuine and to be executed and, where necessary, acknowledged or guaranteed by the proper person or persons.

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

     (d) Anything in this Agreement to the contrary notwithstanding, in no event shall the Bank be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Bank has been advised of the likelihood of such loss or damage and regardless of the form of action.

     SECTION 8.   Merger or Consolidation of Bank.  Any corporation into which
                  -------------------------------
the Bank or any successor Bank may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Bank or any successor Bank shall be a party, or any corporation succeeding to the corporate trust or stock transfer business of the Bank or any successor Bank, shall be the successor to the Bank under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto.

     SECTION 9.   Duties of Bank.  The Bank undertakes the duties and
                  --------------
obligations imposed by this Agreement upon the following terms and conditions, by all of which ATLANTIC and the subscribers shall be bound:

     (a) The Bank may consult with legal counsel (who may be, but is not required to be, legal counsel for ATLANTIC), and the advice or opinion of such counsel shall be full and complete authorization and protection to the Bank as to any action taken or omitted by it in good faith and in accordance with such advice or opinion.

     (b) Whenever in the performance of its duties under this Agreement the Bank shall deem it necessary or desirable that any fact or matter be proved or established by ATLANTIC or Capital Markets Group prior to taking or omitting to take any action hereunder, such fact or matter (unless other evidence in respect thereof is specifically prescribed herein) may be deemed to be conclusively proved and established by a certificate signed by a Co-Chairman of the Board, a Managing Director or a Vice President (including any Senior Vice President) and by the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of ATLANTIC or Capital Markets Group and delivered to the Bank; and such certificate shall be full authorization to the Bank for any action taken or omitted in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Bank shall be liable hereunder only for its own negligence, misconduct or bad faith.

     (d) The Bank shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or be required to verify the same, and all such statements and recitals are and shall be deemed to have been made by ATLANTIC and Capital Markets Group only.

     (e) The Bank shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution and delivery hereof by the Bank); nor shall it be responsible for any breach by ATLANTIC or Capital Markets Group of any covenant or condition contained in this Agreement.

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

     (f) ATLANTIC and Capital Markets Group agree that they will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further acts, instruments and assurances as may reasonably be required by the Bank for the carrying out or performing by the Bank of the provisions of this Agreement.

     (g) Nothing herein shall preclude the Bank from acting in any other capacity for ATLANTIC or Capital Markets Group.

     SECTION 10.  Notices to ATLANTIC, Capital Markets Group and the Bank.
                  --------------------------------------------------------
All notices and other communications provided for or permitted hereunder shall be made by hand delivery, prepaid first-class mail, or telecopier:

     (a)  if to ATLANTIC, to:

          Security Capital Atlantic Incorporated
          Six Piedmont Center
          Atlanta, Georgia 30305
          Attention: Jeffrey A. Klopf
          Telecopier:  (404) 233-2379

     (b)  if to Capital Markets Group, to:

          Security Capital Markets Group Incorporated
          125 Lincoln Avenue
          Santa Fe, New Mexico 87501
          Attention: K. Scott Canon
          Telecopier: (505) 982-9292

     (c)  if to the Bank, to:

          The First National Bank of Boston
          150 Royall Street M.S. 45-02-53
          Canton, Massachusetts 02021
          Attention: _________________________
          Telecopier: (617) 575-2233

     All such notices and communications shall be deemed to have been duly given: when delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed as aforesaid; and when receipt is acknowledged, if telecopied.

     SECTION 11.  Supplements and Amendments.  ATLANTIC and the Bank may from
                  --------------------------
time to time supplement or amend this Agreement without the approval of any subscribers in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision contained herein, or to make any other provisions in regard to matters or questions arising hereunder which ATLANTIC and the Bank may deem necessary or desirable and which shall not adversely affect the interests of the subscribers.

     SECTION 12.  Successors.  All the covenants and provisions of this
                  ----------
Agreement by or for the benefit of ATLANTIC, Capital Markets Group or the Bank shall bind and inure to the benefit of their respective successors and assigns hereunder.

     SECTION 13.  Termination.  This Agreement shall terminate at 5:00 p.m.,
                  -----------
Eastern Daylight Time, on the thirtieth day following the Expiration Date. Upon termination of this Agreement, ATLANTIC and Capital Markets Group shall be discharged from all obligations under this Agreement except for their obligations to the Bank under Section 7 hereof and except with respect to their obligations to provide instructions and directions to the Bank as provided in this Agreement.

     SECTION 14.  Governing Law.  This Agreement shall be deemed to be a
                  -------------
contract made under the laws of The Commonwealth of Massachusetts and for all purposes shall be construed in accordance with the internal laws of said State.

     SECTION 15.  Benefits of This Agreement.  Nothing in this Agreement shall
                  --------------------------
be construed to give to any person or corporation other than ATLANTIC, Capital Markets Group, the Bank and the subscribers any legal or equitable right, remedy or claim under this Agreement; and this Agreement shall be for the sole and exclusive benefit of ATLANTIC, Capital Markets Group, the Bank and the subscribers.

     SECTION 16.  Counterparts.  This Agreement may be executed in any number of
                  ------------
counterparts and each of such counterparts shall for all purposes be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

     SECTION 17.  Descriptive Headings.  Descriptive headings of the several
                  --------------------
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

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

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, as of the date first above written by their respective duly authorized officers.


                  THE FIRST NATIONAL BANK OF BOSTON



                  By:
                     --------------------------------------
                  Name:
                       ------------------------------------
                  Title:
                        -----------------------------------



                  SECURITY CAPITAL ATLANTIC INCORPORATED



                  By:
                     --------------------------------------
                  Jeffrey A. Klopf
                  Secretary




                  SECURITY CAPITAL MARKETS GROUP INCORPORATED



                  By:
                     --------------------------------------
                  K. Scott Canon
                  Vice President


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